SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


      Due to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):     January 23, 2004


                         Commission File No. 0-20380
                                             -------


                         FIRST FEDERAL BANCORP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

            Ohio                      0-20380               31-1341110
----------------------------        -----------        -------------------
(State or other jurisdiction        (Commission        (I.R.S. Employer
 of incorporation)                  File Number        Identification No.)

505 Market Street, Zanesville, Ohio               43701
---------------------------------------------------------
(Address of principal executive office)        (Zip Code)


      Registrant's telephone number, including area code: (740) 588-2265


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Item 7. Financial Statements and Exhibits.
        ---------------------------------

      (c)   Exhibits:

      99.1 First Federal Bancorp, Inc. press release issued on January 23, 2004, announcing financial results for the quarter and year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

      On January 23, 2004 First Federal Bancorp, Inc. issued a press release announcing its quarter ended December 31, 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       First Federal Bancorp, Inc.
                                       ---------------------------
                                       (Registrant)


Date:  January 23, 2004                By: /s/ J. William Plummer
                                           -------------------------------
                                           J. William Plummer
                                           President


Date:  January 23, 2004                By: /s/ Connie Ayres LaPlante
                                           -------------------------------
                                           Connie Ayres LaPlante
                                           Chief Financial Officer


                                EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

   99.1        Press Release dated January 23, 2004


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